Exhibit 10.12
COMMERCIAL LOAN AGREEMENT

LENDER		BORROWER
COMPASS BANK 5800 North Mopac Austin, Texas 78731		RULES-BASED MEDICINE, INC.
ADDRESS
3300 Duval Road Austin, Texas 78759
		TELEPHONE NO.	IDENTIFICATION NO.
GRANTOR		OWNER OF COLLATERAL
RULES-BASED MEDICINE, INC.
ADDRESS		ADDRESS
3300 Duval Road Austin, Texas 78759
TELEPHONE NO.	IDENTIFICATION NO.	TELEPHONE NO.	IDENTIFICATION NO.
AGREEMENTS
1. Financing. Subject to the following conditions, Lender shall provide Borrower with the advances, loans and/or other financial accommodations identified in Schedule A, as may be amended from time to time, which is incorporated into this Agreement by this reference, as well as any other loans and/or financial accommodations that Borrower and Lender may agree to in writing (the “Loan”).
The Loan shall be evidenced and/or secured by collateral set forth in loan documents that are acceptable to Lender in its sole discretion including, but not limited to, the documents identified in Schedule B, as amended by mutual agreement of Lender and Borrower from time to time (collectively ALoan Documents@), which is incorporated into this Agreement by this reference.
Certain of the Loan Documents provide for a $9,000,000.00 revolving line of credit (the ALine@) under which Borrower may from time to time borrow, repay and re-borrow funds. The Line is subject to the terms of the Borrowing Base Agreement attached hereto as Exhibit “C” and by reference made a part hereof, and notwithstanding anything contained herein to the contrary, the aggregate principal amount advanced and remaining unpaid pursuant to the terms of the Loan Documents and this Agreement as they relate to the Line shall not exceed the Maximum Amount as defined in the Borrowing Base Agreement. Borrower will pay hereafter on the 1st day of each calendar quarter for the period from and including the date of the Note establishing the Line to and including the maturity date of the Line, a usage fee at a rate per annum of 0.25% of the average daily unused portion of the Line during such period. The Borrower may at any time upon written notice to Lender permanently reduce the amount of the Line at which time the obligation of the Borrower to pay a usage fee shall thereupon correspondingly be reduced.
Borrower shall pay to Lender the principal, interest, fees, expenses and any other amounts pertaining to the Loan as described in this Agreement and the Loan Documents.
2. Guaranties and Collateral.
a.	Guaranties. None.

b.	Collateral.
Borrower shall grant and/or cause:
Owner of Collateral identified above, whose tax identification number is 2515967969 and who is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware (Owners of Collateral identified above will be referred to as “Debtor”) to grant Lender a lien, security interest or other encumbrance upon the collateral (collectively “Collateral”) belonging to the Borrower and/or any Debtors, as described in the Loan Documents to secure the payment and performance of all of the Borrower’s present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents (the “Obligations”). Borrower may add additional U.S. based Debtors upon the prior written consent of Lender, which consent shall not be unreasonably withheld, in which event such Debtor shall grant Lender a lien, security interest or other encumbrance upon the collateral belonging to the Debtor, as described in the Loan Documents.
3. Superior and Continuing Liens and Guaranties.
a.	Superiority of Lender’s Lien. The liens, security interests and other encumbrances granted to Lender shall be superior to any other liens, security interests, encumbrances and claims with respect to the Collateral (unless specifically permitted in this Agreement or the Loan Documents).

b.	Guaranties, Liens and Other Encumbrances. The liens, security interests, and other encumbrances described in the Loan Documents shall continue and not be released until all of the indebtedness, liabilities, obligations and covenants guarantied or secured thereby shall have been paid and performed in full, as measured at the time of the requested release by Borrower, and Lender shall not be obligated to provide any additional advances, loans or other financial accommodations to or for the benefit of Borrower (or, if applicable, any of the Debtors) of any kind, whereupon, Lender agrees to promptly execute and deliver to the Borrower, at the Borrower’s cost and expense as provided in Paragraph 11, any and all releases of liens, termination statements, assignments, guaranties or other documents reasonably requested by the Borrower as necessary to fully release the Collateral and the Obligations.
4. Conditions Precedent. Lender’s obligation to provide Borrower with any advances, loans and/or other financial accommodations shall be subject to the following conditions precedent. All of the information, UCC and lien searches, insurance policies, environmental risk assessments, opinion letters, and other materials and documents provided or to be provided to Lender and all of the actions taken or to be taken for the attachment, creation, perfection, recording, maintenance, subordination, release, termination, and giving of notice with respect to the liens, security interests, and other encumbrances in the Collateral shall be provided or taken at Borrower’s expense, provided, however, Borrower shall only be responsible for reasonable and customary costs in connection with the Loan:
a.	Evidence of Good Standing. Lender shall be provided with such written evidence of the Borrower and any Guarantors and Debtors’ legal names and good standing, authorization to conduct business, and authorization to execute and perform their respective Obligations under this Agreement and the Loan Documents as required by Lender;

b.	Execution and Delivery. Borrower shall execute and deliver this Agreement and cause any Guarantors and Debtors to execute and deliver to Lender the Loan Documents;

c.	Authorization. Lender shall be provided with such written evidence as required by Lender that the representatives of the Borrower and any Guarantors and Debtors are authorized to execute this Agreement and the Loan Documents on behalf of those parties and bind the Borrower and any Guarantors and Debtors to the terms and conditions set forth therein;

d.	Liens. Lender’s liens, security interests, and other encumbrances upon the Collateral shall be attached, created, filed, perfected and recorded in accordance with applicable law and notice of such liens, security interests and encumbrances shall be provided to such parties as required by Lender;

e.	Lien Searches. Lender shall be provided with UCC searches, title insurance policies, or other written evidence as required by Lender with respect to the validity, enforceability and priority of its liens, security interests and other encumbrances upon the Collateral;

f.	Intentionally Omitted;

g.	Intentionally Omitted;

h.	Financial Information. Borrower shall provide and cause any Guarantors and Debtors to provide Lender with such financial information and business records as required by Lender in its reasonable discretion. Such financial information and business records shall be acceptable to Lender in its reasonable discretion and shall not cause Lender to believe in good faith that the Borrower or any Guarantors or Debtors shall not be able to perform its respective Obligations under this Agreement or the Loan Documents;

i.	Absence of Breach. All the respective representations and warranties of the Borrower or any Guarantor or Debtor under this Agreement or the Loan Documents shall be true and correct on and as of the date of the execution of these documents or date of any initial advances and/or extensions of the loans and/or other financial accommodations described therein; and

j.	Absence of Default. No Default shall have occurred and is continuing under this Agreement or the Loan Documents nor shall any circumstances exist that would constitute an Event of Default except for notice or the passage of time or both on or before the execution of those documents or the advances requested by Borrower and/or extensions of the loans and/or other financial accommodations described therein.

5. Representations, Warranties and Covenants. Borrower represents and warrants to, as of the date of this Agreement, and covenants with Lender, on going forward basis during the term of this Agreement and any renewals and restructures until all of the indebtedness, liabilities, obligations and covenants guarantied or secured thereby shall have been paid and performed in full (it being understood that references in this Paragraph 5 to matters that “shall be” will be construed as covenants by Borrower with Lender on a going forward basis), that:
:
a.	Tax Identification. The tax identification number of Borrower is as follows: 2515967969.

b.	Borrower’s Residency. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to conduct business in the State of Texas and all of the other jurisdictions in which its business is conducted;

c.	Intentionally Omitted;

d.	Debtor’s Tax Identification and Residency. Debtors are residents of the State(s) of or duly organized, validly existing and in good standing under the laws of the state of their formation and authorized to conduct business in all of the jurisdictions in which their business is conducted. Debtors’ tax identification and/or social security numbers are those shown in any applicable Loan Documents;

e.	Ownership of Collateral. Borrower and any Debtors are and shall remain sole owners of their respective Collateral free of all tax and other liens, security interests, encumbrances and claims of any kind except as specifically permitted by this Agreement and the Loan Documents and except for dispositions specifically permitted by this Agreement and the Loan Documents;

f.	Location of Offices. The sole executive offices, places of business, offices where their business records are located, residences and domiciles of the Borrower and any Guarantors and Debtors are specifically described in this Agreement and the Loan Documents. Borrower shall immediately advise and cause any Guarantors and Debtors to immediately advise Lender in writing of any change in or addition to the foregoing addresses;

g.	Restructuring. Neither Borrower nor any Guarantor or Debtor shall become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without obtaining Lender’s prior written consent thereto, which will not be unreasonably withheld, delayed or conditioned;

h.	Beneficiaries. Each of the Guarantors and Debtors, if any, by virtue of their interest in or relation to Borrower, shall receive a substantial benefit from Lender’s advances, loans and/or other financial accommodations to Borrower and such benefit shall constitute adequate consideration for the obligations assumed by any Guarantor and Debtors under this Agreement and the Loan Documents;

i.	Change of Name. Borrower shall provide and cause any Guarantors and Debtors to provide Lender with at least thirty (30) or more days’ prior written notice of the nature of any intended change in their respective names, or the use of any tradename, and when such change or use shall become effective;

j.	Location of Collateral. All of Borrower and any Debtors’ property constituting a portion of the Collateral is and shall be located at Borrower and such Debtors’ respective executive offices, places of business, residences and domiciles specifically described in this Agreement and the Loan Documents unless written notice of another location is given to Lender within ten (10) days of any relocation;

k.	Use of Collateral. Borrower shall use and cause by Debtors to use the Collateral solely in the ordinary course of their respective businesses, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance in all material respects with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities and insurance policies. Borrower shall not make and cause Debtors to not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender which is outside the ordinary course of Borrower and Debtor’s business and materially and adversely affects the Collateral. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed if such removal might result in a material adverse effect on the Borrower, any Guarantor or Debtor, or the Collateral, without the prior written consent of Lender, and shall be made at Borrower and the Debtors’ sole expense. Borrower shall take and cause any Debtors to take all commercially reasonable actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order;

l.	Insurance. Borrower shall maintain and cause any Debtors to maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as described in the Agreement to Provide Insurance. All such policies to be with such companies and providing for at least thirty (30) days prior notice to Lender of any cancellation thereof. Satisfactory evidence of such insurance will be supplied to Lender prior to funding under the Loan Documents and thirty (30) days prior to each policy renewal. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Borrower, any Debtor, or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral;

m.	Possession of Chattel Paper. Borrower shall provide and cause by Debtors to provide Lender with possession of all chattel paper and instruments constituting a portion of the Collateral and mark such chattel paper and instruments to reflect Lender’s security interest therein;

n.	Enforceability of Certain Collateral. To the best of Borrower’s knowledge, all of Borrower and any Debtors’ accounts, contract rights, chattel paper, documents, general intangibles, instruments, and other rights and agreements constituting a portion of the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Borrower and such Debtors against one or more third parties, provided that, if the same shall be subject to an assertion by a third party of any valid claim, defense, setoff or counterclaim of any kind, they will be excluded from Borrowing Base hereunder, to the extent of the amount in dispute and as and to the extent provided in the Borrowing Base Agreement and such assertion, in of itself, shall not be a Default;

o.	Substitution of Certain Collateral. Borrower shall not amend, modify, replace or substitute and shall cause any Debtors not to amend, modify, replace or substitute any account, contract right, chattel paper, document, general intangible, instrument, or other right or agreement constituting the Collateral which is outside the ordinary course of Borrower’s business and materially and adversely affects the Collateral, without the prior written consent of Lender;

p.	Collection Practices. Borrower shall continue to apply and cause any Debtors to continue to apply their established credit policies with respect to all future credit transactions. Borrower shall use and cause any Debtors to use commercially reasonable efforts to collect from their account debtors and other third parties, as and when due, any and all amounts owing under or with respect to each account, contract right, document, general intangible, instrument or other agreement (including, without limitation, engaging legal assistance to collect delinquent obligations from their account debtors and other third parties) and apply the collected amounts against the outstanding balances on those obligations and agreements;

q.	Financial Statements and Other Information. Borrower shall maintain a system of accounting satisfactory to Lender, permit Lender’s officers or authorized representatives to visit and inspect Borrower’s books of account and other records at such reasonable times, provided that, if no Default has occurred and be continuing, Lender may not visit and inspect Borrower’s books of account and other records more than four (4) times per year,, and pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes as provided in Paragraph 11 below. Unless written notice of another location is given to Lender, Borrower’s books and records will be located at Borrower’s address as set forth above. All financial statements called for below shall be prepared in form and content reasonably acceptable to Lender and in accordance with GAAP.

In addition, Borrower will:
(i)	Furnish to Lender annual CPA audited financial statements (including a balance sheet and related statements of income, retained earnings and cash flow) of Borrower for each fiscal year of Borrower, within 120 days after Borrower’s fiscal year end.

(ii)	Furnish to Lender quarterly internally prepared financial statements (including a balance sheet and related statements of income, retained earnings and cash flow) of Borrower within forty-five (45) days after each period end.

(iii)	Furnish to Lender a compliance certificate for (and executed by an authorized representative of) Borrower concurrently with and dated as of the date of delivery of each of the financial statements as required in Paragraphs (i) and (ii) above, in substantially the same form as set forth in Exhibit AB@ attached hereto and made a part hereof, containing (a) a certification that the financial statements of even date are true and correct and that the Borrower is not in default under the terms of this Agreement, and (b) computations and conclusions, in such detail as Lender may request, with respect to compliance with this Agreement, and the Loan Documents, including computations of all quantitative covenants.

(iv)	Furnish to Lender promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower, from time to time, as Lender may reasonably request;
r.	Financial Statements. The financial statements of Borrower heretofore delivered to Lender fairly present Borrower’s financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower’s financial condition or operations since those dates. All factual information furnished by

Borrower to Lender in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Lender and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

s.	Obligations. By its execution of this Agreement and each Loan Document, Borrower shall acknowledge that such agreements constitute its legal and binding obligations that are fully enforceable in accordance with their respective terms and conditions;

t.	Conflict of Laws. Borrower and any Guarantors and Debtors’ execution of this Agreement and the Loan Documents and performance of their respective Obligations thereunder does not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on those entities;

u.	Repayment. Borrower and any Guarantors and Debtors shall duly and punctually repay the advances, loans and other financial accommodations evidenced by this Agreement and the Loan Documents and perform all of their other respective Obligations thereunder;

v.	Default in Other Obligations. Neither Borrower nor any Guarantor or Debtor are or shall be in default under any material loan agreement, indenture, mortgage, security agreement (or other agreement or obligation) to which they are a party or by which any of their respective properties may be bound, except to the extent such default would not reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition taken as a whole or materially affect the Collateral;

w.	Litigation and Claims. No action or proceeding is or shall be pending or threatened against Borrower or any Guarantor or Debtor which could reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition, taken as a whole, or materially affect the Collateral and there are and shall be no outstanding judgments against Borrower or any Guarantor or Debtor that are not discharged to the reasonable satisfaction of Lender within thirty (30) days of its inception;

x.	Transfer/Sale of Collateral. Neither Borrower, nor any Debtor shall transfer, sell, lease, assign, convey or otherwise dispose of, in excess of $200,000.00 fair market value in any two (2) year period, (i) any of the Collateral or (ii) the properties or assets used in connection with or incidental to the operation of its business, without the prior written consent of Lender, except for inventory sold in the ordinary course of its business, provided that nothing herein shall prohibit or restrict Borrower or any Debtor from granting licenses in the ordinary course of business with respect to intellectual property rights included in the Collateral;

y.	Guaranties. Neither Borrower nor any Guarantor shall assume, guaranty or otherwise become liable for the obligations of any person or entity except for such Guarantor’s guaranty of Borrower’s Obligations to Lender;

z.	Solvency. Borrower and any Guarantors and Debtors are solvent and shall continue to be solvent after the execution of this Agreement and the Loan Documents and the creation of Lender’s security interest in the Collateral, are able and shall be able to pay their debts as they mature, and have and shall have sufficient capital to conduct their businesses and other financial transactions;

aa.	Tax Returns. Borrower and each Guarantor or Debtor have filed and shall file all tax returns required to be filed by federal, state or local law (including, but not limited to, all income, franchise, employment, property and sales tax returns) and has paid and shall pay all of the tax liabilities and other fees and assessments charged against that entity or its property when due, except for taxes that are being contested in good faith and further conditioned on such failure not being reasonably expected to result in a material and adverse change in Borrower’s business operations or financial condition or materially affect the Collateral. Neither Borrower nor any Guarantor or Debtor knows of any pending investigation of those entities by any taxing or other governmental authority or of any pending but unassessed tax liability or other fee or assessment owing by those entities that could reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition or materially affect the Collateral;

ab.	Margin Stock. Neither Borrower nor any Guarantor or Debtor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System), and no part of the loans and/or other financial accommodations provided by Lender under this Agreement or any of the Loan Documents shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Neither Borrower, any Guarantor or Debtor, nor any person acting on their behalf has taken or shall take any action that might cause the transactions contemplated by this Agreement or the Loan Documents to violate Regulations T, U or X or to violate the Securities Exchange Act of 1934, as amended;

ac.	Compliance with ERISA. Borrower and any Guarantors and Debtors have complied and shall comply with all applicable minimum funding and other requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and there are and shall be no existing conditions that would give rise to liability thereunder including, without limitation, any current or potential withdrawal liability from a multiemployer plan (as defined in Section 3(37) of ERISA). No reportable event (as defined in Section 4043 of ERISA) has occurred or shall occur in connection with any employee benefit plan of those entities that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan. Borrower shall immediately notify and cause such Guarantors and Debtors to immediately notify Lender of any fact (including, but not limited to, any “reportable event” as that term is defined in Section 4043 of ERISA) arising in connection with any employee benefit plan belonging to those entities which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan and, following such notification, Borrower shall provide or cause such Guarantors and Debtors to provide Lender with any additional information or documents as may be requested by Lender with respect thereto;

ad.	Investment Company. Neither Borrower nor any Guarantor or Debtor is or shall be an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

ae.	Holding Companies and Affiliates. Neither Borrower nor any Guarantor or Debtor is or shall be a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or a “public utility”

within the meaning of the Public Utility Holding Company Act of 1935, as amended;

af.	Compliance with Applicable Environmental Law. Borrower, each Guarantor and Debtor, and their respective properties are and shall be in compliance in all material respects with all applicable environmental, health and safety laws, rules and regulations and neither Borrower nor any Guarantor or Debtor is or shall be subject to any liability or obligation for remedial action thereunder that is reasonably expected to result in a material and adverse change in Borrower’s business operations or financial condition or materially affect the Collateral. No investigation or inquiry by any governmental authority is or shall be pending or threatened against Borrower, any Guarantor or Debtor, or any of their respective properties with respect to Hazardous Material as defined herein. No Hazardous Materials are or shall be located on or under Borrower or any Guarantor or Debtor’s owned or leased properties under Borrower or any Guarantor or Debtor’s control. Neither Borrower, nor any Guarantor or Debtor has caused or permitted or shall cause or permit any Hazardous Materials to be stored, transported, or disposed of on or under or released from any of its properties. The term “Hazardous Materials” shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to: (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) those substances, materials or wastes designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Air Act or any amendments or replacements to these statutes, (v) those substances, materials or wastes defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act of any amendments or replacements to that statute, or (vi) those substances, materials or wastes defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

ag.	Compliance with Other Laws. Neither Borrower nor any Guarantor or Debtor has violated or shall violate any applicable federal, state, county or municipal statute, regulation or ordinance which may materially and adversely affect its respective business operations or financial condition, taken as a whole, or the Collateral. No Event of Default (or circumstances which, with notice or the passage of time or both, would constitute an Event of Default) has occurred under this Agreement or the Loan Documents;

ah.	Notification Regarding Adverse Conditions and Events of Default. Without limiting any of the foregoing representations, warranties and covenants, Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender of: (i) the occurrence of any Default or circumstances which, with notice or the passage of time or both, would constitute an Event of Default under this Agreement or the Loan Documents, (ii) the commencement of any action, suit, or proceeding or any other matter that might have a material adverse effect on the Borrower, any Guarantor or Debtor, or the Collateral, (iii) any change in the corporate officers of Borrower, (iv) any circumstances that might give rise to a claim, defense, setoff or counterclaim against Lender or with respect to the various rights and obligations described in this Agreement and the Loan Documents, and (v) actual or potential contingent liabilities in excess of $250,000.00;

ai.	Commercial Purpose. This Agreement and the Loan Documents and the Obligations described therein are executed and incurred for commercial and not for personal, family, or household use and all proceeds of Lender’s loan and other financial accommodations to Borrower shall be used exclusively in the Borrower’s business and for no other purpose;

aj.	Lender’s Influence. Lender has not exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of Borrower, or to the best of its knowledge, any Guarantor or Debtor, provided, however, that the existence of any Lender control or influence shall not be considered a Default of Borrower, and Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender and Jerry Powell, General Counsel, BBVA Compass, Legal Department, 15 South 20th Street, Suite 1802, Birmingham, Ala. 35233 in writing of any actions that they consider to constitute an exercise or attempt to exercise such control or influence in the future. Borrower agrees that Lender has no intention of acting as a business, investment or financial consultant or advisor to Borrower or any Guarantor or Debtor and Borrower or any Guarantor or Debtor hereby waive and release Lender from any liability associated with or resulting from any such business, investment or financial consultation or advice received from Lender. Borrower shall notify and cause such Guarantors and Debtors to notify Lender in writing of any attempt by Lender to act as a consultant or advisor to those entities in the future;

ak.	Lender’s Duty. Lender does not have and shall not have any fiduciary or similar duty to Borrower, or to the best of its knowledge any Guarantor or Debtor;

al.	Lender’s Relationship. Lender has not participated and shall not participate in any type of joint venture or partnership with Borrower or, to the best of its knowledge, any Guarantor or Debtor and the execution and consummation of this Agreement and the Loan Documents and the transactions contemplated therein do not and shall not constitute or amount to a joint venture or partnership;

am.	Lender Not an Agent. Except as expressly set forth in this Agreement or the Loan Documents, Lender has not acted and shall not act in any respect as the agent of Borrower or any Guarantor or Debtor for any purpose and no agency relationship has been or shall be created by the execution of this Agreement and the Loan Documents or the consummation of the transactions contemplated thereby;

an.	Absence of Lender Representations. Except as expressly set forth in this Agreement or the Loan Documents, Lender has not made any representations or statements of material fact to Borrower or, to the best of its knowledge, any Guarantor or Debtor and such entities have not relied and shall not rely upon any representations or statements of Lender in connection with the negotiation, execution, delivery or effect of this Agreement or the Loan Documents or the consummation of the transactions contemplated thereby;

ao.	Borrower’s Agreement to Take Action. Borrower shall execute and deliver and cause any Guarantors and Debtors to execute and deliver to Lender any documents and take any actions as may be reasonably requested by Lender to carry out the intent and purposes of this Agreement and the Loan Documents and the transactions contemplated thereby and to preserve and perfect Lender’s liens, security interests and other encumbrances in the Collateral;

ap.	Insider Loans. Borrower shall not make a loan to any of its shareholders, directors, officers or employees or any other person outside the ordinary course of Borrower=s business without the prior consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned;

aq.	Financial Covenants. From the date of this Agreement until full payment and performance of all Obligations of Borrower under the Loan Documents, Borrower shall maintain, unless Lender consents otherwise in writing (and without limiting any requirement of any other loan agreement), the following financial conditions, except to the extent modified by the following definitions:
(i) a Tangible Net Worth for Borrower equal to at least $6,500,000.00 to be tested on the date of this Agreement and thereafter quarterly beginning September 30, 2009, with “Tangible Net Worth” for purposes of this subparagraph, defined as the gross book value of Borrower’s assets (excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, deferred receivables (other than deferred receivables approved by Lender, which approval shall not be unreasonably withheld), and other like intangibles, investments in subsidiaries/Affiliates and monies due from Affiliates, officers, directors, employees or shareholders of Borrower) plus Subordinated Liabilities, less Total Liabilities, including, but not limited to, accrued and deferred income taxes, and any reserves against assets, if applicable, with “Subordinated Liabilities” defined as liabilities subordinated to Borrower’s Obligations to Lender in a manner acceptable to Lender prior to issuance, using a form acceptable to Lender and with “Total Liabilities” defined as the sum of current liabilities plus long term liabilities as those two terms are defined under Generally Accepted Accounting Principles;
(ii) a pro-forma Debt Service Coverage Ratio for Borrower of (a) not less than 1.35/1 to be tested on the date of this Agreement and thereafter quarterly on a rolling four (4) quarters basis as of September 30, 2009 and December 31, 2009 and (b) not less than 1.50/1.0 to be tested quarterly on a rolling four (4) quarters basis beginning March 31, 2010, where such ratio is defined as the sum of (1) net income before tax, plus (2) depreciation, amortization and non-cash expenses, plus (3) interest expense, less (4) dividends/distributions paid, less (5) non-financed capital expenditures, less (6) cash investments in Affiliates and plus (7) equity investments in Borrower and Subordinated Liabilities to the extent either one is made after the date of this Agreement, only to the extent of Diagnostic Initiative Losses and investments in Affiliates divided by the sum of (8) Current Maturities of Long Term Debt paid, plus (9) interest expense paid and plus (10) twelve (12) months principal and interest based on the available Borrowing Base amortized over three (3) years, with “Current Maturities of Long Term Debt” defined as that portion of the Borrower’s long-term debt and capital leases maturing or scheduled to be paid in the prior twelve (12) month period; and
(iii) a Fixed Charge Coverage Ratio for Borrower of at least 1.50/1.0 to be tested quarterly on a rolling four (4) quarters basis, beginning September 30, 2009, where “Fixed Charge Coverage Ratio” shall be defined as the ratio of (1) net income after tax, plus (2) interest expense, plus (3) depreciation, amortization and non-cash expense, plus (4) capital lease expense, less (5) distributions/dividends paid, less (6) non-financed capital expenditures, less (7) cash investments in Affiliates and plus (8) equity investments in Borrower and Subordinated Liabilities to the extent either one is made after the date of this Agreement, only to the extent of Diagnostic Initiative Losses and investments in Affiliates, divided by (b) the sum of (9) Current Maturities of Long Term Debt paid, plus (10) interest expense paid and plus (11) capital lease expense.
Except as otherwise expressly provided herein, all accounting terms used in this Agreement shall be interpreted in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lender hereunder.

ar.	Negative Covenants: Until full payment and performance of all Obligations of Borrower under the Loan Documents, Borrower and Debtor will not, without the prior written consent of Lender (and without limiting any requirement of any other Loan Documents):
(i) Grant, suffer or permit any contractual or non-contractual lien on or security interest in any assets, including Borrower’s patent/trademark portfolio, except in favor of Lender or for Permitted Liens, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise; or
(ii) Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or un-matured, liquidated or un-liquidated, joint or several, except (a) the liabilities of Borrower to Lender; (b) the liabilities of Borrower existing as of, and disclosed to Lender prior to, the date hereof; (c) trade debts and accounts payable obligations incurred in Borrower=s ordinary course of business due and payable no more than thirty (30) days from the date incurred; (d) purchase money indebtedness and capital leases not to exceed $2,000,000.00 in the aggregate annually; and/or (e) potential future Subordinated Liabilities not to exceed $10,000,000.00; or
(iii) Make any loan or advance to any person or entity in any amount, or purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venturer treated as an entity for legal purpose with any person or entity in excess of the greater of (a) $2,000,000.00 or (b) $2,000,000.00 plus any additional cash equity investment or Subordinated Liabilities actually paid into Borrower prior to any such acquisitions, capital contributions, investments and/or participations during the period from the date hereof until maturity of the Loan, provided further, that any such acquisitions, capital contributions, investments and/or participations, regardless of the amount of money involved, shall be in the same or similar lines of business as Borrower; and

au.	Maintenance of Operating Accounts. Borrower shall maintain all or substantially all of its operating accounts with Lender during the term of this Agreement;

at.	Springing Lien on Collateral. In addition to the requirements of paragraph 2 b. above, Borrower shall grant Lender a security interest in, and/or collaterally assign, all of the patents and trademarks owned by Borrower as additional Collateral to secure the payment and performance of all of the Borrower’s present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents. Until a Default occurs and is continuing under this Agreement and the Loan Documents, Lender shall not perfect the security interest and/or record the collateral assignment in Borrower’s patents and trademarks. Once a Default has occurred and is continuing, Lender shall have the option to take whatever steps are necessary to perfect the security interest and/or record the collateral assignment in Borrower’s patents and trademarks and exercise any and all rights or remedies that Lender may have under this Agreement or the Loan Documents. Borrower agrees, upon demand, to execute and deliver to Lender such documents, in a form and substance reasonably satisfactory to Lender, that will grant to Lender and perfect a security interest in, and/or collaterally assign and record, all of the patents and trademarks owned by Borrower for the benefit of Lender; and

av.	Representations and Warranties. All representations and warranties made under this Agreement shall be deemed made at and as of the date hereof and at and as of the date of any advance or loan made under the Loan Documents.
6. Presentment, Demands and Notices. Except to the extent provided in this Agreement and any Loan Document, Borrower hereby waives and shall cause any Guarantors and Debtors to waive all of their respective rights to presentment, demand, protest, notice of intent to accelerate, notice of acceleration and other notices (including, but not limited to, notice of dishonor, default, nonpayment and the creation, existence and extension of any and all indebtedness and Obligations under this Agreement and the Loan Documents and of any security and collateral therefor) to the maximum extent permitted by law.
All notices and other communications given or made pursuant to this Agreement or any of the Loan Documents shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or, or to such address as subsequently modified by written notice given in accordance with this Agreement.
7. Default. Borrower shall be in default (“Default”) under this Agreement and the Loan Documents in the event that Borrower, any Guarantor and Debtor, or any other party guarantying or securing the Loan:
a.	fails to pay any monetary obligation to Lender;

b.	fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or the Loan Documents or any other present or future written agreement with Lender;

c.	allows or causes the Collateral to be damaged in any material respect, destroyed, lost stolen, seized, or confiscated to the extent not covered by insurance and it could reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition, taken as a whole, or materially affect the Collateral;

d.	seeks to revoke, terminate or otherwise limit its liability to Lender under the Loan Documents;

e.	is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

f.	shall be in material default under any note, loan agreement, indenture, mortgage, deed of trust, security agreement or any other agreement or obligation to which they are a party, or by which any of their respective properties may be bound, whether with Lender or some third party which default could reasonably be expected to result in a material and adverse change, taken as a whole, in the business operations or financial condition of Borrower or materially affect the Collateral.
During any time while the Borrower is in Default, the Lender is not required to make any additional advances under the Line.
A Default shall become an “Event of Default” if:
i.	The Default by its nature cannot be cured or remedied through the efforts of Borrower.

ii.	In the case of failure to pay principal, interest or other monetary obligation under the Loan Documents, the Default is not cured within ten (10) days following written notice from Lender to Borrower.

iii.	In the case of a breach of the covenants in Paragraph 5aq, ten (10) days after the submission of the applicable compliance certificate showing the breach, if an investment in the Borrower in the form of additional equity or Subordinated Liabilities is not made such that, had the investment been made on the final day of the testing period, the covenant would not have been breached.

iv.	In all other cases, the Default is not cured or remedied within thirty (30) days following written notice from Lender to Borrower
8. Rights of Lender on an Event of Default. If there is an Event of Default under this Agreement or any of the Loan Documents, Lender shall be entitled to exercise one or more of the following remedies without further notice or demand (except as required by law) while such Event of Default is continuing:
a.	Acceleration — to declare Borrower and any Guarantors or Debtors’ obligations to Lender to be immediately due and payable in full (less any rebates or credits as applicable);

b.	Collection Without Judicial Process — to collect Borrower and any Guarantors or Debtors’ outstanding obligations with or without resorting to judicial process;

c.	Delivery of Collateral — to require Borrower and any Debtors to deliver and make available to Lender any Collateral at a place reasonably convenient to Lender and those entities;

d.	Take Possession — to take immediate possession, management and control of the Collateral without seeking the appointment of a receiver;

e.	Collection of Proceeds — to collect all rents, issues, income, profits and proceeds from the Collateral until Borrower and any Guarantors and Debtors’ obligations to Lender are satisfied in full;

f.	Appointment of Receiver — to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Borrower or any Guarantors and Debtors’ financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations of those entities to Lender, or the existence of any waste to the Collateral;

g.	Foreclosure — to foreclose any deed of trust, mortgage, lien, security interest or other encumbrance on the Collateral in accordance with the Loan Documents;

h.	Setoff — to setoff Borrower and any Guarantors and Debtors’ obligations to Lender against any amounts due to those entities including, but not limited to, the Borrower and Guarantors and Debtors’ monies, instruments, and deposit accounts maintained with Lender; and

i.	Lender’s Contractual Rights — to exercise all other rights available to Lender under the Loan Documents, any other written agreement, or applicable law.
Lender’s rights are cumulative and may be exercised together, separately, and in any order. In the event that Lender institutes an action seeking recovery of any of the Collateral by way of a prejudgment remedy in an action against Borrower or Debtors, Borrower hereby waives and shall cause Debtors to waive the posting of any bond which might otherwise be required.
9. Waiver of Exemptions. Borrower hereby waives and shall cause any Debtors to waive all homestead exemptions and other exemptions, to the extent they may lawfully do so, to which those entities would otherwise be entitled with respect to the Collateral under any applicable law.
10. Hold Harmless and Indemnification. Lender shall not be responsible for the performance of any of Borrower or any Debtors’ obligations with respect to the Collateral under any circumstances.
Borrower hereby indemnifies and holds Lender harmless, and shall cause any Guarantors and Debtors to indemnify and hold Lender harmless, from all claims, damages, liabilities (including attorneys’ fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively, “Claims”) pertaining to their respective businesses or the Collateral (including, but not limited to, those Claims involving Hazardous Materials) except to the extent such Claims are attributable to the gross negligence or willful misconduct on the part of Lender. Borrower shall immediately provide and cause any Guarantors and Debtors to immediately provide Lender with written notice of any such Claim. Borrower, upon the request of Lender, shall defend or cause such Guarantors and Debtors to defend Lender from such Claims, and pay the attorneys’ fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Lender and/or such Guarantors and Debtors’ cost.
11. Reimbursement for Expenses. Borrower shall reimburse when due or cause any Guarantors and Debtors to reimburse Lender when due for all amounts (including attorneys’ fees and legal expenses) reasonably expended by Lender, to the extent permitted by this Agreement or applicable law, in the: (i) negotiation, preparation, amendment, extension, modification, replacement or substitution of this Agreement or the Loan Documents, (ii) the administration of the loans and other financial accommodations described in this Agreement and the Loan Documents, (iii) attachment, creation, filing, perfection, and recording of Lender’s liens, security interests, and other encumbrances in the Collateral or any UCC and other searches and title or insurance policies in connection therewith; (iv) defense of the validity and priority of Lender’s liens, security interests and other encumbrances against the Collateral, and (v) enforcement or defense of any obligation or the exercise of any right or remedy described in this Agreement or the Loan Documents. Lender shall provide Borrower with written notice to Borrower that such sums are due as provided in this paragraph (accompanied by reasonable supporting documentation) and Borrower shall have ten (10) days thereafter to pay such sums in full. These sums shall bear interest at the lower of the highest rate described in any of the Loan Documents or allowed by law from the date of payment until the date of reimbursement and be secured by the Collateral.
12. Application of Monies. All payments to Lender made by or on behalf of Borrower or any Guarantors and Debtors or monies received by Lender from the Collateral or otherwise on account of a Default may be applied against any amounts paid by Lender in connection with the exercise of its rights or remedies described in this Agreement and the Loan Documents (including attorneys’ fees and legal expenses together with interest at the rate described in the foregoing paragraph) and then to the payment of the remaining obligations under this Agreement and the Loan Documents in whatever order Lender chooses.
13. Power of Attorney. Borrower hereby appoints and shall cause any Guarantors and Debtors, jointly and severally, to appoint Lender as their attorney-in-fact to endorse their names on all instruments and other documents payable to those entities. Unless an Event of Default has occurred and is continuing, any funds received on account of the endorsement of checks payable to the Borrower or any Debtor shall be deposited in the bank account of the Borrower or any Debtor, as applicable. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Borrower or any Guarantors and Debtors under this Agreement or the Loan Documents, including, but not limited to, executing and filing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Lender’s performance of such action or execution of such documents shall not relieve Borrower or any Guarantors and Debtors from any obligation to cure any default under this Agreement and the Loan Documents. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.
14. Essence of Time. Borrower and Lender agree that time is of the essence with respect to this Agreement and the Loan Documents.
15. Modification and Waiver. The modification or waiver of any of Borrower or any Guarantors and Debtors’ Obligations or Lender’s rights under this Agreement or the Loan

Documents must be contained in a writing signed by Lender and Borrower. Lender may perform any of Borrower or any Guarantors and Debtors’ Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Borrower and any Guarantors and Debtors’ Obligations to Lender under this Agreement and the Loan Documents shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the Obligations belonging to any co-Borrower, Guarantor or obligor or any of its rights against any co-Borrower, Guarantor, obligor or Collateral.
16. Successors and Assigns. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees and devisees.
17. Assignment and Participations. Borrower and any Guarantors and Debtors shall not be entitled to assign any of their rights, remedies or obligations described in this Agreement or the Loan Documents without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Upon notice to Borrower, Lender shall be entitled to grant participations in or assign some or all of its rights and remedies described in this Agreement and the Loan Documents to any federally insured financial institution without the prior consent of Borrower or any Guarantors and Debtors in any manner. Except as provided in the preceding sentence, Lender shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement or the Loan Documents without the prior written consent of Borrower, which will not be unreasonably withheld, delayed or conditioned. Each actual or proposed participant or assignee, upon execution of a confidentiality agreement, shall be entitled to receive all information provided to Lender regarding Borrower, any Guarantors and Debtors, Collateral or otherwise pertaining to the loans and/or other financial accommodations evidenced by this Agreement and the Loan Documents.
18. Notices. Any notice or other communication to be provided under this Agreement or the Loan Documents shall be in writing and sent to the parties at the addresses described in this Agreement or the Loan Documents or such other address as the parties may designate in writing from time to time.
19. Severability. If any provision of this Agreement or the Loan Documents violates the law or is unenforceable, the remainder of this Agreement and the Loan Documents shall continue to be valid and enforceable in all respects.
20. Compliance With Applicable Law. It is Lender’s intention to comply fully with Texas law, and federal law as applicable, regulating credit terms, interest, fees, charges, expenses, and other amounts. For purposes of determining Lender’s compliance with such laws, the following shall apply to the extent permitted by law: (a) any contract, charge or receipt by Lender, whether occurring now or in the future, shall be strictly limited by this provision; (b) the “Maximum Lawful Rate” shall mean the maximum lawful ceiling, rate or amount that Lender could have contracted to charge or receive under Texas law or applicable federal law, whichever permits the highest maximum ceiling, rate or amount; (c) to the extent Section 303.003 of the Texas Finance Code, as amended, provides the Maximum Lawful Rate, the “indicated rate ceiling” shall apply unless changed by Lender in accordance with Texas law; (d) Lender may calculate rates or amounts by aggregating, amortizing, prorating, allocating, and spreading amounts contracted for, charged or received over the full term of the transaction; (e) no contract, charge or receipt shall obligate Borrower or any obligor to pay any amount in excess of the Maximum Lawful Rate or waive any right under the Texas Finance Code; and (f) any contract, charge or receipt that in the event of acceleration or under any other contingency purports to require the payment or collection of any amount in excess of the Maximum Lawful Rate shall automatically be reformed to not obligate Borrower or any other obligor to pay any amount in excess of the Maximum Lawful Rate. If Lender ever contracts for, charges or receives a rate or amount in excess of the Maximum Lawful Rate, the excess (whether denominated principal, interest or otherwise) shall be automatically subject to reallocation, cancellation, credit application, or refund to eliminate any amount in excess of the Maximum Lawful Rate.
21. APPLICABLE LAW. EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF ANY SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY COURT LOCATED IN THE COUNTY IN WHICH THIS AGREEMENT IS SIGNED OR IN WHICH BORROWER RESIDES IN THE EVENT OF ANY LEGAL PROCEEDING UNDER THIS NOTE.
22. Other Collateral. Collateral securing other loans with Lender may also secure this loan. To the extent collateral previously has been given to Lender by any person that may secure this loan, whether directly or indirectly, it is specifically agreed that, to the extent prohibited by law, all such collateral consisting of household goods will not secure this loan. In addition, if any collateral requires the giving of a right of rescission under the Truth in Lending Act for this loan, such collateral also will not secure this loan unless and until all required notices of that right have been given.
23. Non-Compliance Fee. Borrower shall pay Lender upon demand, a non-compliance fee of $500.00 per instance that Borrower is more than thirty (30) days past due, following written notice thereof, in providing Lender with proof of insurance, financial reports, compliance certificates and other similar items as required in this Agreement and the Loan Documents, provided the non-compliance fee will not be assessed again for the same failure unless Lender provides written notice of its intention to assess such non-compliance fee again and such failure continues on the part of Borrower following the expiration of ten (10) days after such notice.
24. Overline Fee. Borrower shall pay Lender upon demand, an overline fee of $200.00 per instance that Borrower requests an advance under the Line that causes the aggregate principal outstanding balance of all unpaid advances under the Line to exceed the Maximum Amount as set forth in the Borrowing Base Agreement.
25. Further Assurances. Borrower shall promptly make, execute, and deliver and cause Debtor to promptly make, execute, and deliver any and all agreements, documents, instruments and other records that the Lender may request to evidence the Loan, cure any defect or error in the execution and/or the delivery of any of the Loan Documents, perfect any lien, comply with any legal requirement applicable to the Lender or the Loan or describe more fully particular aspects of the agreements set forth or intended to be set forth in any of the Loan Documents.
26. Lease Assignments. Borrower agrees to use commercially reasonable efforts to obtain and deliver to Lender leasehold Deed of Trusts or other forms of an assignments of lease covering Borrower’s real property leases for 3300 Duval Road, Austin, Texas 78759 and 7 Wesvalley Rd., Suite 2, Lake Placid, New York 12946 in a form and substance reasonably satisfactory to Lender with ninety (90) days after the date of this Agreement.
27. Miscellaneous. All references to Borrower shall refer to all of the parties signing below. Borrower’s Obligations to Lender shall be joint and several. This Agreement and the Loan Documents represent the complete and integrated understanding between Borrower, any Guarantors or Debtors, and Lender pertaining to the terms and conditions of those documents and the loans and other financial accommodations described therein.
28. Conflict with Loan Documents. If the terms of any Loan Document conflicts with the terms of this Agreement, the terms of this Agreement shall control.
29. Attorneys Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement and any of the Loan Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
30. Certain Definitions. For purposes of this Agreement and the Loan Documents, the following definitions will apply:
     “Affiliate” means, as to any person, any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person or any subsidiary of such person. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of a voting securities, by contract, or otherwise.
     “Diagnostic Initiative” means any project or program pursued by the Borrower or any Debtor with a view to the development and commercialization of diagnostic products or services, including without limitation, the strategic collaboration between Borrower and Psynova Neurotech Limited.
     “Diagnostic Initiatives Losses” means the excess, if any, of (i) the losses, costs and expenses reflected on the books and records of the Borrower or any Debtor associated with a Diagnostic Initiative, including, without limitation, net losses that flow through to the Borrower or any Debtor by virtue of either consolidation or equity based accounting for the equity investment of the Borrower or any Debtor in Psynova Neurotech Limited, over (ii) the revenues reflected on the books and records of the Borrower or any Debtor associated with a Diagnostic Initiative, including, without limitation, net profits that flow through to the Borrower or any Debtor by virtue of either consolidation or equity based accounting for the equity investment of the Borrower or any Debtor in Psynova Neurotech Limited.

     “GAAP” or “Generally Accepted Accounting Principles” means United States generally accepted accounting principles as in effect from time to time, applied on a consistent basis.
     “Permitted Liens” means any of the following:
     (a) liens securing any obligations to the Lender;
     (b) liens or security interests securing any indebtedness or liabilities resulting from borrowings, loans or advances of the Borrower as permitted under Paragraph 5ar(ii);
     (c) liens for taxes, assessments, or other governmental charges or levies not yet due; and
     (d) liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction, or similar liens arising by operation of law in the ordinary course of business in respect of obligations that are not yet due.
Dated this 10th day of August, 2009.
This Agreement and related documents have been signed in the County of Lender’s address unless otherwise specified.
THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:		LENDER:

RULES-BASED MEDICINE, INC., a Delaware corporation		COMPASS BANK

By:	/s/ Patrick McClain	By:	/s/ Todd Jordan
	Patrick McClain, Chief Financial Officer		Todd Jordan, Senior Vice President

Address for Notice:		Address for Notice:

3300 Duval Road Austin, Texas 78759		5800 North Mopac Austin, Texas 78731

SCHEDULE A

INTEREST	PRINCIPAL AMOUNT/	FUNDING/	MATURITY	CUSTOMER	LOAN
RATE	CREDIT LIMIT	AGREEMENT DATE	DATE	NUMBER	NUMBER
Wall Street	$9,000,000.00	8/10/2009	8/10/2011
Journal’s Prime Rate, + 0.375% floating, per annum, not less than 4.0%, per annum.
SCHEDULE B
1.	Revolving Promissory Note in the original principal sum of $9,000,000.00 executed by Borrower.

2.	Commercial Security Agreement covering all of Debtor’s accounts receivable, inventory, equipment and general intangibles, now owned, or hereinafter acquired, executed by Debtor.

3.	Security Agreement/Collateral Assignment covering all of Borrower’s patents and trademarks

4.	UCC-1 Financing Statement covering Item 2 above.

5.	Cover sheet and necessary filing documents with U.S Patent and Trademark offices to cover perfection of Item 3 above.

6.	Certificate of Corporate Resolution.

7.	Landlord’s Subordinations.

8.	Agreement to Provide Insurance.

9.	Leasehold Deed of Trusts and/or other forms of an assignment of lease.

10.	Notice of Final Agreement executed by Borrower and Guarantor.

11.	Non-representation letter.

EXHIBIT “B”
COMPLIANCE CERTIFICATE
     This Compliance Certificate is delivered pursuant to Paragraph 5 (q.) (iv) of the Commercial Loan Agreement dated August      , 2009 (together with all amendments and modifications, if any, from time to time made thereto, the “Loan Agreement”), between Rules-Based Medicine, Inc., a Delaware corporation (the “Borrower”) and Compass Bank. Unless otherwise defined, terms used herein (including the attachments hereto) have the meanings provided in the Loan Agreement.
     The undersigned, being the duly elected, authorized and qualified                      of Borrower, on behalf of the Borrower and solely in his or her capacity as a                      of the Borrower, hereby certifies and warrants that:

1.	The undersigned is a of the Borrower and that, as such, is authorized to execute this certificate on behalf of the Borrower.

2.	As of , 20 :		COMPLIANCE

	(a)	The Borrower was not in default of any of the provisions of the Loan Agreement during the period as to which this Compliance Certificate relates;	YES/NO

	(b)	Debt Service Coverage Ratio. Borrower’s Debt Service Coverage Ratio was at least to 1.0 as computed on Attachment 1 hereto; and	YES/NO

	(c)	Tangible Net Worth. Borrower’s Tangible Net Worth was at least $6,500,000.00, as computed on Attachment 1 hereto.	YES/NO

	(d)	Fixed Charge Coverage Ratio. Borrower’s Fixed Charge Coverage Ratio was at least 1.50 to 1.0 as computed on Attachment 1 hereto.	YES/NO
     IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this                     day of                     , 20      .

By:
Name:
Title:

Compliance Certificate

EXHIBIT “C”
BORROWING BASE AGREEMENT
     This Exhibit “C” is made a part of that certain Commercial Loan Agreement dated as of August 10, 2009 (together with all amendments and modifications, if any, from time to time made thereto, the “Agreement”), between RULES-BASED MEDICINE, INC., a Delaware corporation (“Borrower”) and COMPASS BANK (“Lender”).
     1. Borrowing Base. The aggregate principal amount advanced and remaining unpaid pursuant to the terms of that certain revolving promissory note dated August 10, 2009 in the principal amount of $9,000,000.00 (the “Note”) shall not exceed the lesser of $9,000,000.00 or the Maximum Amount.
     The term “Maximum Amount” shall mean the lesser of (a) the sum of (i) 85% of Borrower’s Eligible Accounts Receivable from eligible domestic and Canadian accounts receivable, (ii) 90% of Borrower’s Eligible Accounts Receivable on international and foreign accounts receivable covered by receivable insurance issued by an issuer reasonably acceptable to Lender, (iii) 70% of Borrower’s Eligible Accounts Receivable on international and foreign accounts receivable not covered by receivable insurance that arc from a foreign subsidiary of a domestic based publicly traded company not to exceed $500,000.00, (iv) 50% of Borrower’s Eligible Accounts Receivable on international and foreign accounts receivable not covered by receivable insurance not to exceed $500,000.00 and (v) 60% of the value of Eligible Inventory provided, however, that the outstanding principal balance of all advances against Borrower’s Eligible Inventory shall not at any time exceed in the aggregate the lesser of 150% of Borrower’s margined Eligible Accounts Receivable or $4,500,000.00 or (b) an amount that, when used as the pro forma “Borrowing Base” and amortized over three (3) years for purposes of calculating the Pro Forma Debt Service Coverage Ratio as provided in item (10) of Paragraph 5aq(ii) of the Commercial Loan Agreement as of the end of the previous four (4) quarters, would allow for Borrower to comply with the Pro Forma Debt Service Coverage Ratio test under Section 5aq(ii) of the Commercial Loan Agreement as of the end of such previous four (4) quarters.
     As used herein, “Eligible Accounts Receivable” shall mean the aggregate of all accounts receivable of Borrower which have been created in the ordinary course of Borrower’s business and upon which Borrower’s right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and in which Lender has a perfected security interest, and shall not include:
any account which is more than ninety (90) days past due;
any account for which there exists a right of set off, defense or discount for which there has been an assertion by a third party of any valid set off, defense or discount, except regular discounts allowed in the ordinary course of business to promote prompt payment and (for which no defense or counterclaim has been asserted);

any account which represents an obligation of any local, state or federal governmental agency or entity, unless the assignment of such account is permitted by the Assignment of Claims Act or similar statute, and Borrower has complied with all conditions for such an assignment to be made to the reasonable satisfaction of Lender;
any account which arises out of a contract or order which, by its terms, forbids or makes void or unenforceable any assignment by Borrower to Lender of the account receivable arising with respect thereto;
any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, Affiliate, partner, parent or subsidiary of Borrower;
any account which represents an obligation of a Customer of Borrower when 30% or more of Borrower’s accounts from such Customer are not eligible pursuant to any of the preceding exclusions from the definition of Eligible Account Receivable;
and any account on which the Lender is not or does not continue to be, in the Lender’s reasonable discretion, satisfied with the credit standing of the Customer of Borrower in relation to the amount of credit extended.
     “Eligible Inventory” shall mean the aggregate of all of Borrower’s inventory other than (a) work in process; (b) in the event that the Lender has taken a security interest in the inventory, all inventory in which the Lender does not have a first priority perfected security interest; (c) inventory which is not located at 3300 Duval Road, Austin, Texas 78759 and/or 7 Wesvallcy Rd., Suite 2, Lake Placid, New York 12946; (d) inventory on consignment; (e) repossessed inventory; (f) obsolete inventory; (g) inventory that is not in good condition or that fails to meet government standards; and (h) inventory that the Lender in its reasonable discretion determines to be ineligible. Inventory will be valued based on the book value carried on Borrower’s books and records.
     “Customers” shall mean the account debtors obligated on the Accounts Receivable.
     “Accounts Receivable” shall mean the aggregate of all of the Borrower’s accounts, instruments, contract rights, chattel paper, documents, and general intangibles arising from the sale of goods and/or the rendition of services by the Borrower in the ordinary course of business, and the proceeds thereof and all security and guaranties therefor, whether now existing or hereafter created, and all returned, reclaimed or repossessed goods, and all books and records pertaining to the foregoing.
     2. Reporting. In addition to any reporting requirements required under the Commercial Loan Agreement to which this Borrowing Base Exhibit is attached, the Borrower will submit the following in form and substance satisfactory to Lender on the schedules set forth below and on the date of each request for an advance under the Note:
Accounts Receivable Aging. Not later than twenty (20) days after and as of the end of each month, a listing of accounts receivable aged from date of invoice.
Listing of Inventory. Not later than twenty (20) days after and as of the end of each month, or on the request of Lender, a list of the Borrower’s Inventory.
Ineligible Report. Not later than twenty (20) days after and as of the end of each month in the form attached hereto as Exhibit C–1.
     3. Mandatory Payment. In the event the aggregate principal outstanding balance of advances under the Note exceed the Borrowing Base, Borrower shall immediately and without notice or demand of any kind, make such payments as shall be necessary to reduce the principal balance of the Note below the Borrowing Base.

BORROWER:		LENDER:
RULES-BASED MEDICINE, INC., a Delaware corporation		COMPASS BANK

By:	/s/ Pat McClain Pat McClain, Chief Financial Officer	By:	/s/ Todd Jordan Todd Jordan, Senior Vice President

EXHIBIT C
ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION

Company:	Rules-Based Medicine

Line Amount:	$ 9,000,000.00	Period Ending:

ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION FORM

1. Accounts Receivable
a.	Total Receivables

b.	Less: Accounts over 90 days old

c.	Less: Other

d.	Other Adjustments

e.	Total Ineligibles

f.	Total Available Accounts Receivable Less Ineligibles for this Period:

2. Inventory
a.	Total Inventory

b.	Less: Work in Process

c.	Less: Other

d.	Other Adjustments

e.	Total Ineligibles

f.	Total Inventory Less Ineligibles for this period:

LOAN REQUEST

3. Loan Value of Above Collateral
a.	Net Accounts Receivable Loan Value	(‘Ineligibles’ line N.)

b.	Net Inventory Loan Value	(60% of line 2f.)	60%

INVENTORY CAP (The lesser of 3b., 150% of 3a., or $4,500,000)

c.	Inventory Cap

d.	Total Collateral Value for this Period

e.	Net Borrowing Base

f.	Commitment amount	$9,000,000

g.	Net Eligible Collateral Value for this Period (lesser of 3e or 3f)

3. Loan Balance
a.	Loan Balance from Last Report

b.	Add: Draws

c.	Less: Payments

d.	Loan Balance for this Period

Cash Flow Variables

	Rate	Dsc 1.35 Cash Flow

4. Max Draw Availability

4. Excess (Deficit)

—BORROWER CERTIFICATION—
The undersigned hereby warrants that the foregoing is a correct statement regarding the assignment of new accounts receivable, collection of accounts receivable assigned to Compass Bank and that the reconciliation figures are fully and correctly set forth.

Authorized Signature	Title

EXHIBIT C-1

Rules-Based Medicine Ineligible Report	Date: Period Ending:

In accordance with the Credit Agreement dated July XX, 2009 by and between Rules-Based Medicine, Inc., a Texas corporation (“Borrower”), and Compass Bank (“Lender”), I , of the Borrower hereby certify and warrant that the following schedule accurately states Borrower’s Eligible Accounts Receivable, and Borrower’s Borrowing Base as of the date hereof:

A.	U.S. Domestic & Canadian account totals:

B.	Less U.S. Domestic & Canadian accounts over 90 days old:

C.	Less other:
U.S. Domestic & Canadian accounts less ineligibles:

		Advance Rate:	85%

Total Eligible U.S. Domestic & Canadian accounts:

D.	Insured International account totals[1]:

E.	Less Insured International accounts over 90 days old[1]:

F.	Less other[1]:

Insured International accounts less ineligibles[1]:

		Advance Rate:	90%

Total Eligible Insured accounts:

G.	Uninsured International U.S. Subsidiary account totals[2]:

H.	Less Uninsured International U.S. Subsidiary accounts over 90 days old[2]:

I.	Less other[2]:

Uninsured International U.S. Subsidiary accounts less ineligibles[2]:

		Advance Rate:	70%

Total Eligible Uninsured International U.S. Subsidiary accounts—Capped at $500,000:

J.	Uninsured International account totals:

K.	Less Uninsured International accounts over 90 days old:

L.	Less other:

Uninsured International accounts less ineligibles:

		Advance Rate:	50%

Total Eligible Uninsured International accounts—Capped at $500,000:

M.	TOTAL INELIGIBLE ACCOUNTS:

N.	TOTAL ELIGIBLE ACCOUNTS RECEIVABLE:

[1]	Insured accounts receivable placed through and/or approved by BBVA Compass subsidiary, Compass Insurance. Subject to a formal underwriting approval process.

[2]	International accounts that are from a foreign subsidiary of a Domestic based Publicly-Traded Company

ATTACHMENT 1
Calculation as of Quarter ending

TANGIBLE NET WORTH:
Total Owners Equity
Plus: Subordinated Debt
Less: Note Receivable (owner/affiliate)
Less: Prepaid Rent
Less: Other Receivables
Less: Employee Advances
Less: Intangibles, net
Less: Goodwill, net
Less: Investments
Less: Investment in Subsidiary (excluding EDI)

Required minimum covenant total of at least $6,500,000 Total	$0

PRO-FORMA DEBT SERVICE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Equity/acceptable sub debt
Plus: Non-Cash Expenses
Less Dividends
Less. Distributions
Less. Non-Financed Cap Exp
Less. Cash Investments in Affiliates

Subtotal

NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid

RLOC Balance at qrt end

Interest Rate at qrt end

Annual Pro-forma Debt Svc

Plus. Interest Expense

Total
Required minimum covenant ratio of at least 1.35:1 (1.50:1 starting Sept. 2009)
Ratio

FIXED CHARGE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Non-Cash Expenses
Plus: Equity/acceptable sub debt
Plus: Lease Expenses
Less: Taxes
Less: Dividends
Less: Distributions
Less: Non-Financed Cap Exp
Less: Cash Investments in Affiliates

Subtotal

FYE NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity /acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity/acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid
Plus: Lease Expense
Plus: Interest Expense

Total
Required minimum Fixed Charge Coverage of at least 1.50:1
Ratio

By:	Its:	Date:

EXHIBIT C
ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION

Company:	Rules-Based Medicine

Line Amount:	$9,000,000.00	Period Ending:

ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION FORM

1. Accounts Receivable
a. Total Receivables

b. Less: Accounts over 90 days old

c. Less. Other

d. Other Adjustments

e. Total Ineligibles

f. Total Available Accounts Receivable Less Ineligibles for this Period:

2. Inventory

a. Total Inventory

b. Less: Work In Process

c. Less. Other

d. Other Adjustments

e. Total Ineligibles

f. Total Inventory Less Ineligibles for this period:

LOAN REQUEST

3. Loan Value of Above Collatoral
a. Net Accounts Receivable Loan Value	(‘Ineligibles’ line N.)

b. Net Inventory Loan Value	(60% of line 2f.) 60%

INVENTORY CAP (The lesser of 3b, 150% of 3a., or $4,500,000)

c. Inventory Cap

d. Total Collateral Value for this Period

e. Net Borrowing Base

f. Commitment amount	$9,000,000

g. Net Eligible Collateral Value for this Period (lesser of 3e or 3f)

3. Loan Balance
a. Loan Balance from Last Report

b. Add: Draws

c. Less: Payments

d. Loan Balance for this Period

Cash Flow Variables
Rate Dsc 1.50 Cash Flow

4. Max Draw Availability

4. Excess (Deficit)

—BORROWER CERTIFICATION—
The undersigned hereby warrants that the foregoing is a correct statement regarding the assignment of new accounts receivable, collection of accounts receivable assigned to Compass Bank and that the reconciliation figures are fully and correctly set forth.

Authorized Signature	Title

EXHIBIT C-1

Rules-Based Medicine	Date:
Ineligible Report	Period Ending:

In accordance with the Credit Agreement dated July XX, 2009 by and between Rules-Based Medicine, Inc., a Texas corporation (“Borrower”), and Compass Bank (“Lender”), I                                           ,                                             of the Borrower hereby certify and warrant that the following schedule accurately states Borrower’s Eligible Accounts Receivable, and Borrower’s Borrowing Base as of the date hereof:

A.	U.S. Domestic & Canadian account totals:

B.	Less U.S. Domestic & Canadian accounts over 90 days old:

C.	Less other:

U.S. Domestic & Canadian accounts less ineligibles:

		Advance Rate:	85%

Total Eligible U.S. Domestic & Canadian accounts:

D.	Insured International account totals[1]:

E.	Less Insured International accounts over 90 days old[1]:

F.	Less other[1]:

Insured International accounts less ineligibles[1]:

		Advance Rate:	90%

Total Eligible Insured accounts:

G.	Uninsured International U.S. Subsidiary account totals[2]:

H.	Less Uninsured International U.S. Subsidiary accounts over 90 days old[2]:

I.	Less other[2]:

Uninsured International U.S. Subsidiary accounts less ineligibles[2]:

		Advance Rate:	70%

Total Eligible Uninsured International U.S. Subsidiary accounts—Capped at $500,000:

J.	Uninsured International account totals:

K.	Less Uninsured International accounts over 90 days old:

L.	Less other:

Uninsured International accounts less ineligibles:

		Advance Rate:	50%

Total Eligible Uninsured International accounts—Capped at $500,000:

M.	TOTAL INELIGIBLE ACCOUNTS:

N.	TOTAL ELIGIBLE ACCOUNTS RECEIVABLE:

[1]	Insured accounts receivable placed through and/or approved by BBVA Compass subsidiary, Compass Insurance. Subject to a formal underwriting approval process.

[2]	International accounts that are from a foreign subsidiary of a Domestic based Publicly-Traded Company

ATTACHMENT 1
Calculation as of Quarter ending

TANGIBLE NET WORTH:
Total Owners Equity
Plus: Subordinated Debt
Less: Note Receivable (owner/affiliate)
Less: Prepaid Rent
Less: Other Receivables
Less: Employee Advances
Less: Intangibles, net
Less: Goodwill, net
Less: Investments
Less: Investment in Subsidiary (excluding EDI)

Required minimum covenant total of at least $6,500,000	Total	$0
PRO-FORMA DEBT SERVICE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Equity/acceptable sub debt
Plus: Non-Cash Expenses
Less: Dividends
Less: Distributions
Less: Non-Financed Cap Exp
Less: Cash Investments in Affiliates

Subtotal

NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid

RLOC Balance at qrt end

Interest Rate at qrt end

Annual Pro-forma Debt Svc

Plus: Interest Expense

Total
Required minimum covenant ratio of at least 1.35:1 (1.50:1 starting Sept, 2009)

Ratio

FIXED CHARGE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Non-Cash Expenses
Plus: Equity/acceptable sub debt
Plus: Lease Expenses
Less: Taxes
Less: Dividends
Less: Distributions
Less: Non-Financed Cap Exp
Less: Cash Investments in Affiliates

Subtotal

FYE NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity/acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity/acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid
Plus: Lease Expense
Plus: Interest Expense

Total
Required minimum Fixed Charge Coverage of at least 1.50:1

Ratio

By:	Its:	Date: